EX - 24-a-1


                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                        /s/Lilyan H. Affinito

EX - 24-a-2

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 30, 2000
                                                         /s/George Bugliarello

EX - 24-a-3

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                           /s/Robert B. Catell

EX - 24-a-4

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                             /s/Howard R. Curd

EX - 24-a-5

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                          /s/Richard N. Daniel

EX - 24-a-6

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                          /s/Donald H. Elliott

EX - 24-a-7

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                            /s/ Alan H. Fishman

EX - 24-a-8

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                             /s/ J. Atwood Ives

EX - 24-a-9

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                            /s/ James R. Jones

EX - 24-a-10

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 28, 2000
                                                         /s/ Stephen W. McKessy

EX - 24-a-11

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 30, 2000
                                                           /s/ Edward D. Miller

EX - 24-a-12

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 29, 2000
                                                         /s/ Basil A. Paterson

EX - 24-a-13

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: December 4, 2000
                                                           /s/ James Q. Riordan

EX - 24-a-14

                                POWER OF ATTORNEY


           KNOWN ALL MEN BY THESE PRESENTS, that each director of KeySpan Corporation (the "Corporation") whose signature appears below constitutes and appoints Gerald Luterman and Ronald S. Jendras, and each of them, lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statements on Form S-8 and Form S-3 relating to shares of the Corporation's Common Stock issuable under the Employee Discount Stock Purchase Plan and the Investor Program and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Dated: November 29, 2000
                                                               /s Vincent Tese

EX - 24-b
                                     EXTRACT
                                       OF
                               THE MEETING OF THE
                               BOARD OF DIRECTORS
                                       OF
                               KEYSPAN CORPORATION

After discussion, upon motion duly seconded, it was

                     RESOLVED, That the proper officers of the Corporation are hereby authorized, directed and empowered in the name and on behalf of the Corporation to establish a new KeySpan Employee Discount Stock Purchase Plan (the "Plan"), which Plan shall provide a discount of up to 15% of the market price of the Corporation's common stock, as determined by such proper officers. The Plan shall be designed to comply with the Internal Revenue Code of 1986, as amended and the exemption contained in Section 16 of the Securities Exchange Act of 1934 as amended, and accordingly, such proper officers are authorized to determine all Plan provisions including but not limited to those related to the amount of discount, method of determining market price per share, eligibility and timing of such purchase in such form as the proper officers shall approve;

                     RESOLVED, That the proper officers of the Corporation are hereby authorized, directed and empowered in the name and on behalf of the Corporation, to execute, file and deliver any document required for the Corporation to establish the Plan, including any amendments, modifications or supplements thereto, and to take any and all action required in connection with the establishment of the plan and the issuance of common stock thereunder, including, by way of illustration and not by way of limitation, the following:

           (i) seek shareholder approval for the Plan at the next Annual Meeting of Shareholders (or any adjournments thereof);

           (ii) execute, file and deliver to the Securities and Exchange Commission one or more registration statements (or any amendments or modifications thereto) in compliance with the Securities Act of 1933, as amended, in such form as the General Counsel or Deputy General Counsel of the Corporation shall approve, for the registration of up to one million shares of common stock of the Corporation to be issued pursuant to the Plan;

           (iii) appoint attorneys-in-fact to act on behalf of any of the officers or directors of the Corporation in connection with the establishment of the Plan, the filing of any registration statements, and the issuance up to one million shares of common stock of the Corporation pursuant to the Plan;

           (iv) appoint an administrator and transfer agent for the Plan, for purposes of record keeping, including, purchases, sales, tax reporting, and other related functions and to determine the compensation to be paid for such services;

           (v) list the shares of common stock of the Corporation to be issued pursuant to the Plan on the New York and/or Pacific Stock Exchange, if appropriate;

           (vi) take all actions necessary or desirable under the securities or Blue Sky laws of the various states relating to the Corporation's common stock;

           (vii) prepare, execute and deliver all instruments (manually, electronically or by facsimile), which may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument;

                     RESOLVED, That the proper officers are hereby authorized, directed and empowered to undertake all such further action, as any such proper officer deems necessary, proper, convenient or desirable in order to carry out the intent of the foregoing resolution and to effectuate the purposes and intents thereof including but not limited to any and all action required in order to comply with the provisions of Section 16 of the Securities Exchange Act of 1934, the taking of any such action to be conclusive evidence of the approval thereof by the directors of the Corporation;

                     RESOLVED, That any action taken and any instrument or document prepared, executed, delivered or filed by the proper officers prior to the adoption of these resolutions to accomplish any of the actions authorized by these resolutions is ratified, confirmed and approved in all respects; and

                     FURTHER RESOLVED, That each of the Chairman, Chief Executive Officer, President, any Senior Vice President or any Vice President of the Corporation shall be considered a proper officer of the Corporation for the purposes of each of the foregoing resolutions.


     I, R. A. Rapp, Jr., Vice President, Secretary & Deputy General Counsel of KeySpan Corporation, DO HEREBY CERTIFY that the foregoing is a true and correct copy of resolutions duly adopted by the Board of Directors of said Corporation at a meeting duly called and October 24, 2000, at which a quorum was present and voting throughout, and that such resolutions are in full force and effect on the date of this certification.

           WITNESS my hand and seal of the Corporation this 11 day of December, 2000.

/s/ R. A. Rapp, Jr.
R. A. Rapp, Jr.
Vice President, Secretary & Deputy General Counsel